1 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Third Quarter 2026 Results October 26, 2026

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, the preliminary nature of certain adjustments to prior financial statements disclosed in an 8-K filed by the Company on February 24, 2026 and the Form 10-K filed by the Company on March 13, 2026 and included in this presentation, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by the Trump administration's approach to tariffs and trade, acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes non-GAAP financial measures as shown in the Appendix of this presentation.

S E C T I O N Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Franchise Highl ights 01

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $439.6 Million Market Cap $3.9 Billion Total Assets 3.69% Dividend Yield 15.59% Total Bancorp RBC BMRC AT A GLANCE O P T I O N 2 Data as of 9/30/26 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty through exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bob Gotelli EVP, Human Resources Director • 33 years of human resources experience • Joined Bank of Marin in 2000 David Bloom EVP, Head of Commercial Banking • 32 years of commercial banking experience • Joined Bank of Marin in 2023 Tim Myers President and Chief Executive Officer • 29 years of finance and banking experience • Joined Bank of Marin in 2007 Sathis Arasadi EVP, Chief Information Officer • 34 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Dave Bonaccorso EVP, Chief Financial Officer • 31 years of financial services experience • Joined Bank of Marin in 2023 Misako Stewart EVP, Chief Credit Officer • 36 years of banking experience • Joined Bank of Marin in 2013 195 Years of Combined Experience Through Various Economic Cycles

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 A strategic and disciplined approach to delivering long-term value 0 1 0 2 0 3 0 4 Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY Drive high-quality LOAN GROWTH

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Third Quarter 2026 Overview 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • YTD EPS up 62% (non-GAAP) over prior year • Return on average tangible common equity improved to 12.26% from 11.55% • Net interest margin was 3.48% compared to 3.38% in the prior quarter mainly due to improved average loan yields of 11 basis points • Total loans increased by $43.4 million, or 2.07%, through continued strong fundings and the purchase of a $31.1 million California residential mortgage pool • Loan fundings in Q3 were $63.6 million ($102.4 million total commitments) • Cost of deposits decreased to 1.24% from 1.28%; deposits increased by $25.3 million ($45.0 million noninterest-bearing) • Non-interest income grew 15.8% including an increase of $0.3 million in service charges on business deposits Key Operating Trends • Tax-equivalent yield on interest-earning assets increased 6bps in Q3 over Q2 mainly due to improved average loan yields • Weighted average rate on new loans of 6.65% exceeded the weighted average payoff rate of 5.93% • Non-interest expense decreased $1.0 million following seasonally high levels in Q2 mostly in salaries and related benefits Capital • Tier I leverage ratio increased to 9.04% and 9.69% for the Bancorp and Bank, respectively • Total risk-based capital improved to 15.59% and 14.83% for the Bancorp and Bank, respectively • Due to rising market interest rates, TCE/TA declined to 8.05% and 8.69% for the Bancorp and Bank, respectively • Book value per share and tangible book value per share also decreased to $23.37 and $18.81, respectively Deposits and Liquidity • Spot rate on deposits at 9/30/2026 of 1.27% (interest-bearing 2.05%) compared to 6/30/2026 of 1.28% (interest-bearing 2.03%) • Noninterest-bearing deposits as a percentage of total deposits increased to 37.8% from 36.7% • Immediately available net funding of $2.2 billion Credit Quality • Provision for credit losses and for unfunded commitments of $0.5 million and $0.3 million, respectively, due to loan growth • Classified loans increased to 1.63% of total loans in Q3 compared to 0.95% in the prior quarter largely due to one relationship; no expected loss potential • Non-accrual loans increased to 0.45% of total loans from 0.40% in the prior quarter

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Building Long-Term Shareholder Value Strong Core Deposit Franchise • Largest community bank in Marin County with 11.21% market share 1 • 37.8% noninterest-bearing deposits with a 1.24% cost of deposits in Q3 Improving Margin Outlook • Prior year investment securities repositioning expanded margin • Continued loan growth at higher rates • Continued deposit price discipline Seasoned Risk Management • $17.6 million downgrade from special mention to classified largely due to one $14.1 million relationship experiencing borrower-specific challenge; no expected loss potential • Minimal increase in non-accrual loans, quarter over quarter • Low NOO CRE office exposure in the City of San Francisco at 2% of total loans (3% of total NOO-CRE) and a weighted average 60% LTV Prudent Loan Growth • YTD total loan commitments up 21% • Purchase of California residential mortgage pool with excess liquidity • Key opportunistic relationship banking talent acquisitions • 63.16% loan-to-deposit ratio provides runway for additional growth Robust Capital Levels & Liquidity • Regulatory capital ratios remain comfortably above “well-capitalized” thresholds • $2.2 billion in available liquidity 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of June 30, 2026

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Delivering Long-Term, Consistent Growth ▪ Proven ability to grow both organically and through M&A ▪ Consistent cash dividend provides stable and reliable return for shareholders ▪ Tangible capital remained resilient demonstrating a strong capital position throughout the rate cycle ▪ 2024 and 2025 balance sheet repositionings reduced investment portfolio duration Note: Tangible book value per share (TBVPS) equals total shareholders’ equity, less intangible assets including goodwill and core deposit intangibles, divided by outstanding common shares at period end. Accumulated other comprehensive income (AOCI) represents the unrealized gains (losses) on available-for-sale securities, net of tax. Components of these calculations were derived from our financial reports filed with the SEC for each respective period. Additional information for September 30, 2026 can be found in the Reconciliation of Non-GAAP Financial Measures in the Appendix. Tangible Book Value Per Share and Cumulative Cash Dividends $1.73 $2.29 $2.92 $3.72 $4.64 $5.58 $6.56 $7.56 $8.56 $9.56 $9.81 $10.06 $10.31 $18.08 $18.81 $20.28 $22.24 $24.02 $23.29 $20.85 $22.44 $22.37 $19.87 $19.77 $19.92 $18.81 Cumulative Cash Dividends TBVPS TBVPS (Excl AOCI) 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 2Q26 Q326 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Income Statement Highl ights 02

11 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 10bps due mostly to an 11bps increase in loan yields, a 4bps decrease in cost of deposits, and the use of one-way sales of deposits, which improved the mix of assets and liabilities • Higher percentage of noninterest-bearing deposits resulted in a reduction in the cost of deposits to 1.24% in Q3 from 1.28% in Q2 • The Bank's strong percentage of noninterest-bearing deposits positions it well for a relatively low deposit beta in a rising rate cycle, consistent with the Q1 2022 to Q3 2024 period (29% total deposit beta compared to 43% for peers1) • Cash and other floating assets totaled $632 million as of September 30, 2026 Net Interest Margin Drivers 3.38% 0.12% (0.04)% (0.03)% 0.04% 3.48% 2Q'26 Loans Securities Cash Deposits 3Q'26 Net Interest Margin Linked-Quarter Change 2.61% 2.42% 2.27% 2.26% 2.26% 2.16% 2.10% 2.04% 2.03% 5.43% 4.82% 4.50% 4.50% 4.46% 4.02% 3.75% 3.75% 3.79% IB Deposits Fed Funds 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Avg. Quarterly Cost of IB Deposits vs. Fed Funds Net Interest Income Simulation 3Q'26 Immediate Change in Interest Rates Est. Change in NII, as % in Year 1 in Year 2 Up 400bp -1.7% 9.4 % Up 300bp -1.1% 7.4 % Up 200bp -0.6% 5.1 % Up 100bp -0.1% 3.0 % Rates Unchanged 0.0% 0.0 % Down 100bp -2.6% -5.4 % Down 200bp -4.9% -9.2 % Down 300bp -7.5% -13.7 % Down 400bp -9.5% -17.6% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations.1Peer group is U.S. commercial banks with $3 billion to $5 billion in total assets, as defined by S&P Global Market Intelligence

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Consistent and diverse sources of non-interest income bolster revenue through cycles Investment in our people, branches and technology provide a runway for future growth Non-interest Income1 ($ in millions) Non-interest Expense ($ in millions) 1See Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities), included in the Appendix of this document 1 Sources of NII $8.6 $10.1 $10.9 $10.9 $11.2 $11.6 $14.2 0.30% 0.29% 0.25% 0.27% 0.30% 0.30% 0.37% Non-interest income Non-interest income/avg. assets 2020 2021 2022 2023 2024 2025 Annualized 2026 $58.5 $72.6 $75.3 $77.1 $78.7 $81.3 $86.3 55.6% 63.1% 54.4% 73.2% 112.1% 276.7% 58.7% 69.3% 76.6% 69.2% Non-interest expense Efficiency ratio *Non-GAAP excl sec sale loss 2020 2021 2022 2023 2024 2025 Annualized 2026 Salaries & benefits 53% Occupancy & equipment 9% Data processing 6% Professional services 6% FDIC Ins 2% Other 24% Total Non-Interest Components Wealth mgmt & trust 16% Service charges 16% BOLI 18% Interchange fees 11% FHLB dividends 14% One-way sales fees 8% Other 18% 11 • Service charges on business deposit accounts increased by $251 thousand in Q3

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans * at 9/30/2026 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Floating & Variable Rate at Floor Fixed Rate C&I $72.7 $9.8 $19.9 $39.3 $12.1 $0.7 $154.5 $66.2 $5.5 $2.8 $80.0 Real estate: Owner-occupied CRE $17.4 $14.8 $75.9 $77.0 $100.7 $0.2 $286.0 $0.2 $58.5 $68.0 $159.3 Non-owner occupied CRE $69.6 $115.4 $353.5 $614.7 $230.9 $0.0 $1,384.1 $8.4 $197.5 $324.0 $854.2 Construction $23.2 $2.6 $0.0 $0.0 $0.0 $0.0 $25.8 $22.0 $0.0 $0.0 $3.8 Home equity $100.3 $0.0 $0.0 $0.0 $0.5 $0.0 $100.8 $100.4 $0.0 $0.0 $0.4 Other residential $7.9 $26.8 $21.3 $15.9 $26.9 $36.4 $135.2 $0.0 $13.7 $84.1 $37.4 Installment & other consumer $1.7 $9.0 $7.8 $3.0 $36.4 $0.1 $58.0 $1.0 $6.1 $10.3 $40.6 Total $292.8 $178.4 $478.4 $749.9 $407.5 $37.4 $2,144.4 $198.2 $281.3 $489.2 $1,175.7 % of Total 14% 8% 22% 35% 19% 2% 100% 9% 13% 23% 55 % Weighted Average Rate 6.71% 4.75% 5.31% 5.35% 4.78% 6.25% 5.38 % Investment Securities * at 09/30/2026 Projected Principal Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) $46.4 $118.1 $398.1 $351.5 $306.7 $70.4 $1,291.2 % of Total 4% 9% 31% 27% 24% 5% 100%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Balance Sheet Highl ights 03

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan fundings in Q3 were $63.6 million ($102.4 million total commitments) • Notable pipeline growth and diversification from key hires, compensation program enhancements, and calling programs • Average loan funded rate 6.65% exceeded payoff rate of 5.93% • Used excess liquidity to purchase $31.1 million California residential mortgage pool expected to provide attractive risk- adjusted returns Prudent, Sustainable Model for Loan Growth $2.256 $2.093 $2.074 $2.083 $2.121 $2.144 4.23% 4.29% 4.65% 4.83% 4.99% 5.13% Total Loans SBA PPP Loans Average Annual TE Yield on Loans *2021 2022 2023 2024 2025 YTD 3Q'26 Total Loans ($ in billions) *Includes American River Bank loans acquired in 3Q'21 1 Three months ended Nine months ended (in millions; unaudited) September 30, 2026 June 30, 2026 September 30, 2025 QoQ Variance % CQ vs PYQ % September 30, 2026 September 30, 2025 YoY Variance % Gross loans beginning balance $ 2,101.0 $ 2,115.7 $ 2,073.6 $ (14.7) (1) % $ 27.4 1% $2,120.9 $ 2,083.3 $ 37.6 2 % Newly funded 63.6 62.8 69.0 0.8 1% (5.4) (8) % 187.2 167.0 20.2 12 % New total commitments1 102.4 98.4 99.8 4.0 4% 2.6 3% 281.3 232.5 48.8 21 % Purchased 31.1 — 0.2 31.1 NM 30.9 NM 31.1 0.2 30.9 NM Net increase (decrease) in line of credit utilization 2.5 14.5 2.5 (12.0) (83) % — — % 17.6 (3.2) 20.8 (650) % Payoffs (31.6) (71.2) (33.9) 39.6 (56) % 2.3 (7) % (133.4) (95.9) (37.5) 39 % Charge-offs — — — — NM — NM (7.3) (0.9) (6.4) 711 % Note sales — — — — NM — NM (9.1) — (9.1) NM Amortization (22.2) (20.8) (21.0) (1.4) 7% (1.2) 6% (62.6) (60.1) (2.5) 4 % Gross loans ending balance $ 2,144.4 $ 2,101.0 $ 2,090.4 $ 43.4 2% $ 54.0 3% $2,144.4 $ 2,090.4 $ 54.0 3% 1 New total commitments includes both newly funded loans and new unfunded commitments Loans Rollforward ($ in thousands)

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-Diversified Loan Portfolio As of 9/30/26 - No material changes from 2Q'26 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 88% of all loans and 92% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 88% of loan balances (89% of loan balances excluding nonprofit organizations) guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO-CRE and OO-CRE total $9.7 million • Construction loans represent a small portion of the overall portfolio NOO-CRE 65% OO-CRE 13% Construction 1% C&I 7% Consumer 14% Total Loans $2.1B Office 27% Warehouse & Industrial 13% Retail 18% Multi-Family 18% Mixed Use 7% Other 17% Total NOO-CRE Loans $1.4B

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise Total Deposit Mix at 3Q'26Total Deposits ($ in millions) $3,574 $3,290 $3,220 $3,416 $3,395 $1,777 $1,310 $1,275 $1,254 $1,282 $350 $357 $323 $418 $247 $1,328 $1,372 $1,380 $1,538 $1,724 $119 $251 $242 $206 $142 Noninterest- bearing transaction Interest-bearing transaction Savings & MMDA Time 2022 2023 2024 2025 3Q'26 Noninterest- Bearing Transaction 37.8% Interest- Bearing Transaction 7.3% Savings 6.6% Money Market 44.1% Time 4.2% $3.40B

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Q3 Cost of deposits: 1.24% (interest-bearing 2.03%) • 9/30/2026 Spot rate: 1.27% (interest-bearing 2.05%) • Q3 Cost of deposits for our 436 new relationships: 0.55% (interest-bearing 1.34%) • Noninterest-bearing deposits as a percentage of total deposits continues to exceed rates of peers, ending the quarter at 37.8% • Business balances totaled 63.2% of total deposits compared to consumer balances at 36.8% • Largest community bank in Marin County (#5 overall, 11.21% share)1 with opportunities for further growth in markets including greater Sacramento and the East Bay 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of June 30, 2026 • (in thousands; except for # of Accounts) Interest-Bearing Noninterest- Bearing Total % of Total Consumer Account Balances $ 909,976 $ 338,193 $ 1,248,169 36.8% # of Accounts 13,462 16,948 30,410 67.6 % Avg Balance Per Account $ 68 $ 20 $ 41 Business Account Balances $ 1,128,211 $ 1,011,637 $ 2,139,847 63.2% # of Accounts 3,838 10,715 14,553 32.4 % Avg Balance Per Account $ 294 $ 94 $ 147 Totals Account Balances $ 2,038,187 $ 1,349,830 $ 3,388,016 # of Accounts 17,300 27,663 44,963 Avg Balance Per Account $ 118 $ 49 $ 75 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $27.7 million Deposit Accounts Mix - Consumer vs Business 3Q'26 Cost of Deposits & Interest-Bearing Deposits vs Peers PEER Cost of deposits PEER Cost of interest-bearing deposits BMRC Cost of deposits BMRC Cost of interest-bearing deposits 3Q24 1Q25 3Q25 1Q26 3Q26 1.00% 2.00% 3.00% Noninterest-Bearing Deposits/Total Deposits (%) vs Peers BMRC Noninterest-bearing / Total deposits PEER Noninterest-bearing / Total deposits 3Q24 1Q25 3Q25 1Q26 3Q26 20% 30% 40% 50% Deposit Highlights *Peer group U.S. Commercial banks $3-$5B; source S&P Global Market Intelligence

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Related tax benefit calculated using blended statutory rate of 29.5636% High-Quality Securities Portfolio Generates Cash Flow Data as of 9/30/26 AFS Securities Portfolio Agency MBS (Fixed) 42% Agency CMO (Fixed) 12% Agency CMO (Floating) 3%Agency CMBS (Fixed) 25% Agency CMBS (Floating) 12% Debentures of government agencies (Fixed) 2% Municipal Bonds (Fixed) 4% (at Fair Value) $1.215B Tax Equivalent Yield — 4.07% Effective Duration — 3.0 Unrealized Losses, net (pre tax) — $74 million Unrealized Losses, net (after tax1) — $52 million Fixed rate securities at Fair Value: $1.032 billion or 85% of total Floating rate securities at Fair Value: $183 million or 15% of total

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $2.2 Billion in Net Availability • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience At September 30, 2026 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 247.2 $ — $ 247.2 Unencumbered Securities 518.6 — 518.6 External Sources FHLB line of credit 964.0 — 964.0 FRB line of credit 291.8 — 291.8 Lines of credit at correspondent banks 140.0 — 140.0 Total Liquidity $ 2,161.6 $ — $ 2,161.6 1 Excludes cash items in transit Note: Off-balance sheet one-way sell deposits were zero at September 30, 2026 Liquidity & Uninsured Deposits ($ in millions) 1.8x Coverage Ratio $2,161.6 $1,211.0 Liquidity Est. Uninsured and/or Uncollateralized Deposits

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N 04 Capita l & Asset Qual i ty

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 9/30/26 The Bank's capital plan and point-in-time capital stress tests indicate that capital ratios will remain above regulatory well- capitalized and internal policy minimums throughout a five- year forecast horizon and across stress scenarios such as additional unrealized losses on the investment portfolio, additional deposit growth or decline, loan credit quality deterioration, and potential share repurchases. 6.5% 8.0% 10.0% 5.0% 13.9% 13.9% 14.8% 9.7% 8.7% 13.0% 13.0% 15.6% 9.0% 8.1% Well Capitalized Threshold Bank of Marin Bank of Marin Bancorp Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Special mention loans decreased by $35.8 million due to upgrades and payoffs of $18.2 million and $17.6 million in downgrades to classified. Classified loans increased by $15.2 million to 1.63% of total loans from 0.95% last quarter. The primary driver of the decrease in special mention loans and the increase in classified loans was the downgrade of one $14.1 million owner-occupied commercial real estate relationship facing a borrower-specific challenge that is paying as agreed and has no expected loss potential. • Non-accrual loans increased by $1.2 million to 0.45% of total loans from 0.40% in the prior quarter • Allowance for credit losses to total loans of 1.07% remained stable from the prior quarter Non-accrual Loans / Total Loans Quarterly Progression 1.51% 1.27% 0.41% 0.40% 0.45% 3Q25 4Q25 1Q26 2Q26 3Q26 —% 1.00% 2.00% Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.02% 0.00% 0.00% 0.34% 0.00% 0.00% 2022 2023 2024 2025 Q1 26 Q2 26 Q3 26 0.00% 0.25% 0.50% 0.75% 1.00%

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2027 • We conducted a deep dive on loans maturing or repricing before year-end 2027 • Portfolio is well-positioned to absorb a higher rate environment at maturity or repricing date • Wtd. Avg. DSC Assumptions for Maturing Loans: Current 5-Year Treasury Constant Maturity rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment (millions) Outstanding Balance (millions) Wtd. Avg. Rate Wtd. Avg. DSC 2026 13 $44.7 $38.7 5.25% 1.20x 2027 26 $75.7 $73.7 4.76% 1.41x TOTAL 39 $120.4 $112.4 Repricing Loan Commitments > $1.0MM # of loans Commitment (millions) Outstanding Balance (millions) Wtd. Avg. Rate Wtd. Avg. DSC 2026 6 $8.5 $8.5 4.04% 1.15x 2027 16 $40.0 $40.0 3.75% 1.49x TOTAL 22 $48.5 $48.5 *Commitments, outstanding balances and weighted average rates as of 9/30/26

25 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $373 million in credit exposure spread across our lending footprint comprised of 148 loans • $2.5 million average loan balance – largest loan at $15.3 million • 57% weighted average loan-to-value and 1.68x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 2% of total loan portfolio and 3% of total NOO CRE loans NOO CRE Office Portfolio by County *Calculated for loans exceeding $1 million, based on the most recent annual review process Non-Owner Occupied Office Exposure As of 9/30/26 - No material changes from 2Q'26 Alameda 8% Marin 26% Napa 8% Sacramento 9% San Francisco 11% Sonoma 17% Other Bay Area 18% All Other 4% $373M City of S.F. NOO CRE Office Portfolio Total Balance: $41.5 million Average Loan Bal: $4.6 million Number of Loans: 10 Wtd. Average LTV*: 60% Wtd. Average DSC: 1.75x Average Occupancy: 97% All loans are secured by low rise buildings

26 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 *Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 9/30/26 - No material changes from 2Q'26 Average Balance: $1.8M Largest Balance: $13.1M Total # of Loans: 141 Wtd. Avg. LTV*: 53% Average Balance: $2.1M Largest Balance: $13.9M Total # of Loans: 83 Wtd. Avg. LTV*: 49% Average Balance: $1.9M Largest Balance: $20.8M Total # of Loans: 130 Wtd. Avg. LTV*: 59% Alameda 9% Marin 16% Napa 14% Sacramento 19% San Francisco 2% Sonoma 18% Other Bay Area 16% All Other 7% Alameda 14% Marin 8% Napa 7% Sacramento 26% San Francisco 9% Sonoma 25% Other Bay Area 7% All Other 4% Alameda 23% Marin 9% Napa 4% Sacramento 19% San Francisco 17% Sonoma 16% Other Bay Area 4% All Other 8% Retail Warehouse & Industrial Multifamily $254M $174M $248M

27 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 9/30/26 Figures include two loans totaling $3 million that, for purposes of LTV, were moved from Construction Owner-Occupied CRE Portfolio As of 9/30/26 - No material changes from 2Q'26 Office 20% Industrial 25% Retail 7% Health Club 3% Mixed Use 3% Auto Dealer 5% Gas/Auto 7% Church 5% 1-4 Residential 3% Other 3% School 13% Wine 6% Alameda 15% Marin 20% Napa 13% Sacramento 22% Sonoma 8% San Francisco 5% Other Bay Area 16% All Other 1% OO CRE by County Average Balance: $1.1M Largest Loan: $14.0M Wtd. Avg. LTV*: 46% Total Balance: $289.0M Total Loans: 264 OO CRE by Type $289M $289M Alameda 6% Marin 22% Napa 17% Sacramento 22% San Francisco 19% Sonoma 6% Other Bay Area 9% Average Balance: $0.7M Largest Loan: $6.9M Wtd. Avg. LTV*: 54% Total Balance: $58.2M Total Loans: 80 OO CRE Office Portfolio by County $58M

28 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans. and balances as of 9/30/26 Figures exclude two loans totaling $3 million that, for purposes of LTV, were moved to OO CRE Construction Portfolio Concentrations As of 9/30/26 Construction by Type Construction by County 1-4 Residential 62% Apartments 29% Land 8% Alameda 29% Marin 25% Napa 9% San Francisco 14% Santa Clara 12% Sonoma 2% Yolo 8% Average Project Balance: $4.8M Largest Project: $17.0M Wtd. Avg. LTV*: 60% Total Balance: $22.1M Unfunded Commitments: $35.8M Total Commitments: $57.9M Total Loans: 12 $57.9M$57.9M

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

30 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands; unaudited) Three months ended Nine months ended Pre-tax, pre-provision net income September 30, 2026 June 30, 2026 September 30, 2026 September 30, 2025 Income before provision for (benefit from) income taxes $ 13,674 $ 12,673 $ 37,944 $ 4,892 Provision for (reversal of) credit losses on loans 500 (320) 180 75 Provision for credit losses on unfunded loan commitments 325 — 325 — Pre-tax, pre-provision net income (GAAP) 14,499 12,353 38,449 4,967 Adjustments: Losses on sale of investment securities from portfolio repositioning — — — 18,736 Comparable pre-tax, pre-provision net income (non-GAAP) $ 14,499 $ 12,353 $ 38,449 $ 23,703

31 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Nine months ended Net income September 30, 2026 June 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025 Net income (GAAP) $ 9,934 $ 9,246 $ 7,526 $ 27,690 $ 3,866 Adjustments: Losses on sale of investment securities from portfolio repositioning — — — — 18,736 Related income tax benefit1 — — — — (5,538) Adjustments, net of taxes — — — — 13,198 Comparable net income (non-GAAP) $ 9,934 $ 9,246 $ 7,526 $ 27,690 $ 17,064 Diluted earnings per share Weighted average diluted shares 16,040 15,991 15,934 16,003 15,979 Diluted earnings per share (GAAP) $ 0.62 $ 0.58 $ 0.47 $ 1.73 $ 0.24 Comparable diluted earnings per share (non-GAAP) $ 0.62 $ 0.58 $ 0.47 $ 1.73 $ 1.07 Return on average assets Average assets 3,766,498 3,850,140 3,828,876 3,867,814 3,765,281 Return on average assets (GAAP) 1.05% 0.96% 0.78% 0.96% 0.14 % Comparable return on average assets (non-GAAP) 1.05% 0.96% 0.78% 0.96% 0.61 % Return on average equity Average stockholders' equity 395,812 395,328 439,950 396,378 438,781 Return on average equity (GAAP) 9.96% 9.38% 6.79% 9.34% 1.18 % Comparable return on average equity (non-GAAP) 9.96% 9.38% 6.79% 9.34% 5.20 % Return on average tangible common equity Average goodwill and intangibles 74,192 74,393 75,011 74,390 75,226 Average tangible common equity 321,620 320,935 364,939 321,988 363,555 Return on average tangible common equity (GAAP) 12.26% 11.56% 8.18% 11.50% 1.42 % Comparable return on average tangible common equity (non-GAAP) 12.26% 11.56% 8.18% 11.50% 6.28 % Efficiency ratio Non-interest expense 20,571 21,597 20,291 64,707 61,287 Net interest income 31,400 30,781 27,156 92,483 76,256 Non-interest income (loss) (GAAP) 3,670 3,169 2,745 10,673 (10,002) Losses on sale of investment securities — — — — 18,736 Non-interest income (non-GAAP) $ 3,670 $ 3,169 $ 2,745 $ 10,673 $ 8,734 Efficiency ratio (GAAP) 58.65% 63.62% 67.86% 62.73% 92.50 % Comparable efficiency ratio (non-GAAP) 58.65% 63.62% 67.86% 62.73% 72.11% 1Related income tax benefit calculated using blended statutory rate of 29.5636%

32 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com